Property, Equipment and Capitalized Software (Tables)	12 Months Ended
Dec. 31, 2014
Virtu Financial, LLC and subsidiaries
Schedule of property, equipment and capitalized software

	December 31,
(in thousands)	2014	2013
Capitalized software costs	$47,484	$37,962
Leasehold improvements	8,799	10,226
Furniture and equipment	72,863	46,794
Land	77	—
	129,223	94,982
Less: Accumulated depreciation and amortization	(84,579)	(57,397)
Total property, equipment and capitalized software, net	$44,644	$37,585